LETTER OF TRANSMITTAL
CASINO MAGIC OF LOUISIANA, CORP.

OFFER TO EXCHANGE ITS 13% SERIES B FIRST MORTGAGE NOTES DUE 2003 WITH CONTINGENT INTEREST FOR ANY AND ALL OF ITS 13% SERIES A FIRST MORTGAGE NOTES DUE 2003 WITH CONTINGENT INTEREST PURSUANT TO THE PROSPECTUS, DATED July ______, 1997.

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON August ____, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").
       TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                             ON  EXPIRATION DATE.


            Delivery to: First Union National Bank, Exchange Agent
                    By Mail, Overnight Courier or By Hand:
                          First Union National Bank
                          Corporate Trust Department
                         1525 W. T. Harris Boulevard
                     Charlotte, North Carolina 28288-1153

                                By Facsimile:
                                (704) 590-7628

                            Confirm by Telephone:
                                (704) 590-7408


     Delivery of this Instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated July, ____ 1997 (the "Prospectus"), of Casino Magic of Louisiana, Corp., a Louisiana corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the Company's offer
(the  "Exchange  Offer")   to  exchange  an  aggregate  principal  amount  at
maturity of up to $115,000,000 of 13% Series B First Mortgage Notes due 2003 with Contingent Interest (the "Series B Notes") of the Company for a like principal amount of the issued and outstanding 13% Series A First Mortgage Notes due 2003 with Contingent Interest (the "Series A Notes") of the Company from the Holders thereof.

     This Letter is to be completed by a Holder of Series A Notes either if certificates are to be forwarded herewith or if a tender of certificates for Series A Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer -- Book-Entry Transfer Facility" section of the Prospectus. Holders of Series A Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Series A Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Series A Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.



     PLEASE  READ  THIS  ENTIRE  LETTER  OF  TRANSMITTAL
     CAREFULLY  BEFORE  CHECKING  ANY  BOX  BELOW

DESCRIPTION OF 13% SERIES A FIRST MORTGAGE NOTES DUE 2003 WITH CONTINGENT INTEREST (Series A Notes)

Name(s)  and
 Address(es)  of                              Aggregate       Principal Amount
 Registered                                   Principal      Tendered (must be
 Holder(s)                                      Amount             in integral
 (Please  fill  in,         Certificate         Represented       multiples of
 if  blank)                  Number(s)         by Certificate(s)       $1,000)
-----------------     ------------       -----------------   -----------------

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

________________________________________Total_________________________________

Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Series A Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."

     If    the    space    provided  above is inadequate, list the certificate
numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

     The minimum permitted is $1,000 in principal amount of Series A Notes. All other tenders must be integral multiples of $1,000


     SPECIAL  PAYMENT  INSTRUCTIONS
     (See  Instruction  5)

To be completed ONLY if certificates for Series A Notes in a principal amount not tendered or not purchased, or Series B Notes issued in exchange for Series A Notes accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue  Certificate  to:

Name:
                          (Please  Print)

Address:


                          (Include  Zip  Code)


           (Tax  Identification  or  Social  Security  No.)

SPECIAL  DELIVERY    INSTRUCTIONS
     (See  Instruction  5)

To be completed ONLY if certificates for Series A Notes in a principal amount not tendered or not purchased, or Series B Notes issued in exchange for Series A Notes accepted for exchange are to be sent to someone other than that shown below.

Mail  Certificate  to:

Name:
                          (Please  Print)

Address:


                          (Include  Zip  Code)


           (Tax  Identification  or  Social  Security  No.)






Ladies  and  Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Series A Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Series A Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Series A Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact

(with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Series A Notes with full power of substitution to (i) deliver certificates for such Series A Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Series A Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.


     The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of 13% Series A First Mortgage Notes Due 2003 with Contingent Interest"(unless a label setting forth such information appears thereunder), exactly as they appear on the Series A Notes tendered hereby. The certificate number(s)and the principal amount of Series A Notes to which this Letter of Transmittal relates, together with the principal amount of such Series A Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of 13% Series A First Mortgage Notes Due 2003 with Contingent Interest."


     The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Series A Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any Series B Notes acquired in exchange for Series A Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such Series B Notes, that neither the Holder nor any such other person has an arrangement with any person to participate in the distribution of such Series B Notes and that neither the Holder nor any such other person is an "affiliate," as defined under Rule 405 of the Securities Act, of the Company or any of its affiliates. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Series A Notes tendered hereby.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B Notes. If the undersigned is a broker-dealer that will receive
Series B Notes for its own account in exchange for Series A Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Series B Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Series A Notes, when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Series A Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Series A Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.


     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Series A Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Series A Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and return any Series A Notes not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and any certificates for Series A Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and return any Series A Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Series A Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Series A Notes so tendered.

PLEASE  SIGN  HERE
(TO  BE  COMPLETED  BY  ALL  TENDERING  HOLDERS)


X________________________________________     __________________________, 1997
 Signature(s)  of  Owner                      Date


X________________________________________     __________________________, 1997
 Signature(s)  of  Owner                      Date

Area  code  and Telephone Number _____________________________________________

     If a Holder is tendering any Series A Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Series A Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title.


See  Instruction  4.

Name(s)____________________________________________________________________

____________________________________________________________________________
 (Please  Type  or  Print)

Capacity:___________________________________________________________________

Address:____________________________________________________________________

____________________________________________________________________________
                               (Including  Zip  Code)

     SIGNATURE  GUARANTEE
     (If  required  by  Instruction  4)

Signature(s)  Guaranteed  by an Eligible Institution:_________________________
                                                    (Authorized  Signature)

____________________________________________________________________________
     (Title)

____________________________________________________________________________
     (Name  and  Firm)


Dated:______________________________________________,  1997





     INSTRUCTIONS

     Forming Part of the Terms and Conditions of the Exchange Offer of 13% Series B First Mortgage Notes due 2003 with Contingent Interest for any and all of the 13% Series A First Mortgage Notes due 2003 with Contingent Interest of Casino Magic of Louisiana, Corp.

1.    Delivery  of  this  Letter  and  Notes;  Guaranteed Delivery Procedures.

     This letter is to be completed by Holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfers set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Series A Notes, or Book-Entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent by physical delivery or fascsimile at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below.

     Holders whose certificates for Series A Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Series A Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (collectively "Eligible Institutions), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Series A Notes and the amount of Series A Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Series A Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Series A Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter must be received by the Exchange Agent within five business days after the date of execution of the Notice of Guaranteed Delivery.


The method of delivery of this Letter, the Series A Notes and all other required documents is at the election and risk of the tendering Holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Series A Notes are sent by mail, it is suggested that the mailing be made by overnight or hand delivery services sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. No Letter, Notice
of  Guaranteed    Delivery    or   Series  A  Notes  should  be  sent  to  the
Company.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Series A Notes and withdrawal of tendered Series A Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to waive any defects or irregularities or conditions of tender as to the Exchange Offer and/or particular Series A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series A Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Series A Notes, unless otherwise provided in this Letter, as soon as practicable following the Expiration Date.

     See  "The  Exchange  Offer"  section  of  the  Prospectus.

2.      TENDER  BY  HOLDER.

     Only a Holder of Series A Notes may tender such Series A Notes in the Exchange Offer. Any beneficial Holder of Series A Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter on his or her behalf or must, prior to completing and executing this Letter and delivering his or her Series A Notes, either make appropriate arrangements to register ownership of the Series A Notes in such Holder's name or obtain a properly completed bond power from the registered Holder.


3.            PARTIAL    TENDERS   (NOT  APPLICABLE  TO  HOLDERS WHO TENDER BY
BOOK-ENTRY
TRANSFER).

     If less than all of the Series A Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Series A Notes to be tendered in the box above entitled "Description of Series A Notes -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Series A Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL of the Series A Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

4.       SIGNATURES  ON  THIS  LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE
OF
SIGNATURES

     If this Letter is signed by the registered Holder of the Series A Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.


     If any tendered Series A Notes are owned by record by two or more joint owners, all such owners must sign this letter.

     If any tendered Series A Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.


     When  this  letter  is  signed by the registered Holder or Holders of the
Series A Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Series B Notes are to be issued, or any untendered Series A Notes are to be reissued, to a person other than the registered Holder, then endorsements of any
certificates  transmitted    hereby  or  separate  bond  powers are required.
Signature on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.



     If this letter is signed by a person other than the registered Holder or Holders of any certificate specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.


     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and, unless waived by Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Series A Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.


     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Series A Notes are tendered: (i) by a registered Holder of Series A Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Series A Notes) tendered who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions," on this Letter, or (ii) for the account of an Eligible Institution.


5.      SPECIAL  ISSUANCE  AND  DELIVER  INSTRUCTIONS.


     Tendering Holders of Series A Notes should indicate in the applicable box the name and address to which Series B Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Series A Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Series A Notes by book-entry transfer may request that Series A Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Series A Notes not exchanged will be returned to the name or address of the person signing this Letter.


6.      TRANSFER  TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Series A Notes to it or its order pursuant to the Exchange Offer. If, however, Series B Notes and/or substitute Series A Notes are exchanged are to be delivered to, or are to be registered or issued in the name of any person other than the registered Holder of the Series A Notes tendered hereby, or if tendered Series A Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Series A Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payments of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Series A Notes specified in this Letter.
7.      WAIVER  OF  CONDITIONS.

     The Company reserves the absolute right to amend, waive satisfaction of or modify any or all conditions enumerated in the Prospectus.

8.     NO  CONDITIONAL  TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Series A Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Series A Notes for exchange.

9.     MUTILATED,  LOST,  STOLEN  OR  DESTROYED  SERIES  A  NOTES.

     Any Holder whose Series A Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.     REQUEST  FOR  ASSISTANCE  OR  ADDITIONAL  COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.